SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       October 28, 2003
                                                  ---------------------------


                          Varian Medical Systems, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




        Delaware                         1-7598                   94-2359345
---------------------------- ---------------------------- ----------------------
(State or Other Jurisdiction        (Commission File            (IRS Employer
    of Incorporation)                  Number)               Identification No.)


3100 Hansen Way, Palo Alto, CA                           94304-1030
-------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code        (650) 493-4000
                                                   ----------------------------


                                 Not Applicable
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits.
             -------

                  99.1 Press Release dated October 28, 2003 regarding Varian Medical Systems, Inc.'s announcement that: Varian Medical Systems Reports Record Earnings, Sales, Net Orders, and Backlog for Fiscal Year 2003; Annual Sales Top $1 Billion; Company Raises Guidance for Fiscal Year 2004.


Item 12.  Results of Operations and Financial Condition.
          ---------------------------------------------

         (a) On October 28, 2003, Varian Medical Systems, Inc. issued a press release announcing that: Varian Medical Systems Reports Record Earnings, Sales, Net Orders, and Backlog for Fiscal Year 2003; Annual Sales Top $1 Billion; Company Raises Guidance for Fiscal Year 2004.

         A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Varian Medical Systems, Inc.


                             By: /s/ JOSEPH B. PHAIR
                               -----------------------
                              Name: Joseph B. Phair
                              Title: Vice President, Administration, General Counsel and Secretary



Dated:  October 28, 2003

                                  EXHIBIT INDEX



        Number                                            Exhibit
       -------                                            -------

         99.1 Press Release dated October 28, 2003 regarding Varian Medical Systems, Inc.'s announcement that: Varian Medical Systems Reports Record Earnings, Sales, Net Orders, and Backlog for Fiscal Year 2003; Annual Sales Top $1 Billion; Company Raises Guidance for Fiscal Year 2004.
                         .